SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  April 27, 2010

MID-WISCONSIN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-18542

06-1169935

(State or Other

(Commission File

(IRS Employer

Jurisdiction of

Number)

Identification

Incorporation)

Number)

132 WEST STATE STREET

MEDFORD, WI 54451

(Address of principal executive offices, including Zip Code)

(715) 748-8300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07.

Submission of Matters to a Vote of Security Holders

On April 27, 2010, Mid-Wisconsin Financial Services, Inc. held its Annual Meeting of Shareholders.  The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.

The three nominees proposed by the Board of Directors were elected as Class III directors for a three-year term expiring at the 2013 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
James F. Melvin	880,279	42,680	208,711
Robert J. Schoofs	881,154	41,805	208,711
Christopher J. Ghidorzi	850,184	72,776	208,711

Other continuing directors include:  (1) Class II directors Kurt D. Mertens and  James F. Warsaw, whose terms expire at the 2012 Annual Meeting; and (2) Class I directors, Kim A. Gowey, James P. Hager, and Brian B. Hallgren, whose terms expire at the 2011 Annual Meeting.

2.

Approval of the advisory (non-binding) vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
917,865	170,789	43,016	0

3.

Ratification of the appointment of Wipfli LLP as independent auditor for the year ending December 31, 2010:

For	Against	Abstain	Broker Non-Votes
1,073,901	37,964	19,805	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-WISCONSIN FINANCIAL SERVICES, INC.

Date:  April 30, 2010

By:  JAMES F. WARSAW

James F. Warsaw

President and Chief Executive Officer